Exhibit 99 For Immediate Release

Media Contacts:	Investor Contacts:
Susan Busch, Director of Corporate PR	Jennifer Driscoll, Vice President of Investor Relations
(612) 291-6114 or susan.busch@bestbuy.com	(612) 291-6110 or jennifer.driscoll@bestbuy.com

Shafiq Jamal, Director, Corporate Communications	Charles Marentette, Senior Director of Investor Relations
(604) 412-1012 or shajamal@bestbuycanada.ca	(612) 291-6184 or charles.marentette@bestbuy.com

Carla Haugen, Director of Investor Relations
(612) 291-6146 or carla.haugen@bestbuy.com

Best Buy Realigns Leadership Team to Accelerate Future Growth

MINNEAPOLIS, Sept. 26, 2007 – Best Buy Co., Inc. (NYSE: BBY) today announced changes in its leadership team intended to strengthen the company’s ability to draw insights from employees, customers and partners in order to provide excellent customer experiences and solutions; provide clear accountability for each element of the enterprise’s growth strategy; and place leaders with strong points of view on how to generate growth in roles where they can bring those ideas to life.  Unless otherwise noted, all changes are now in effect.

“Our strategy for driving growth is to enable our employees to build stronger relationships with customers around the world. To do this, we must continue to get better at listening to and acting on the insights and ideas these relationships generate. That requires us to adjust the way we are organized to help ensure that we are best positioned to maximize individual and collective strengths, capabilities and experiences,” said Brad Anderson, Best Buy’s vice chairman and CEO.

“Best Buy has multiple channels, multiple brands and tens of thousands of employees who can help us learn from and serve our customers in new and unique ways,” said Brian Dunn, Best Buy’s president and chief operating officer. “We believe that the organizational alignment being announced today will facilitate the ongoing growth and progress of our company.”

Jackson Moves to New Role, Interim CFO Named

Darren Jackson, age 42, the company’s chief financial officer for the past seven years and, more recently, CFO and head of the company’s Emerging Business unit, has moved to the newly-created position of executive vice president, Customer Operating Groups. In this role, Jackson leads Best Buy’s entertainment, PC mobility and home solutions operating groups and also has oversight for enterprise merchandising. Best Buy Financial Services, Best Buy For Business, Magnolia Audio Video and Pacific Sales will continue to report to Jackson. A graduate of Marquette University, Jackson began his retail career with Carson Pirie Scott & Co. in Milwaukee, holding various executive positions, including chief financial officer. He then spent three years with the Seattle-based Nordstrom, Inc. as vice president and chief financial officer of its full-line store division. Jackson serves on the board of Advance Auto Parts. He also serves as the vice chairman of the board of trustees of Marquette University and on the board of Cristo Rey Network. In his new capacity, Jackson reports to Dunn.

“Best Buy has benefited greatly from Darren’s leadership and insight as CFO. His deep-seated understanding of our business, coupled with his commitment to our culture and the development of our people, makes him a driving force in the next phase of Best Buy’s growth,” said Dunn. “Darren’s desire to refocus his leadership from finance to running our Customer Operating Groups allows us to gain more clarity and accountability around the significant opportunities in front of us. Darren plays a critical role as he brings teams together to create opportunities to share expertise, create targeted solutions and ultimately drive growth by better meeting the needs of the unique customer groups within each of these brands and businesses.”

As Darren Jackson makes this important transition to lead the Customer Operating Groups, Jim Muehlbauer has agreed to serve as Best Buy’s interim CFO. Muehlbauer’s five years with Best Buy, including his current assignment as chief financial officer of Best Buy U.S., as well as his oversight of the enterprise’s investor relations, tax and controller functions, have prepared him to take on this interim responsibility. Muehlbauer, age 45, joined Best Buy in 2002 as the CFO of Musicland.  Prior to that, Muehlbauer spent 10 years with The Pillsbury Company, where he held various senior-level finance management positions, including vice president and worldwide controller. A certified public accountant (inactive), Muehlbauer was named senior vice president, Finance, in 2003 and senior vice president and CFO of Best Buy U.S. in 2006. Muehlbauer reports to Anderson as interim CFO.

“We have every confidence in Jim serving in this interim role.  He has adroitly managed our accounting, investor relations and tax functions for the past year, on top of reshaping our cost structure and supporting our U.S. business,” said Anderson.

The company said that the executive search firm of Heidrick & Struggles has been engaged to conduct a formal search of internal and external candidates for the chief financial officer position.

Kal Patel, age 43, formerly executive vice president, Strategy and International, assumes responsibility for portions of the Emerging Business unit, previously led by Jackson.  In his new role, as executive vice president – Emerging Business SBU, Patel leads the company’s efforts to initiate, incubate and implement growth opportunities while increasing the enterprise’s capabilities for innovation. He also will focus on building relationships with venture capitalists to enable Best Buy to learn from the experiences of others and quickly adapt best practices to advance the company’s business objectives. Patel joined Best Buy in 2003 as vice president, Strategy, and was named executive vice president, Strategy and International, in 2005. He was previously a partner at Strategos, a London-based consultancy focused on framing and implementing major growth-driven transformation initiatives for clients across multiple industries. He holds a master’s degree in business administration from the London School of Business. Patel reports to Dunn in his new capacity.

“Kal’s world view, his understanding of the power of networks and Silicon Valley bring a unique perspective to this leadership team,” said Dunn.

McGeehan to Lead Best Buy Mobile Worldwide

Tim McGeehan, age 40, a 19-year veteran of Best Buy and current executive vice president, Retail Sales, has accepted a new enterprise role overseeing Best Buy Mobile and the enterprise’s expanding global wireless business, through its strategic relationship with The Carphone Warehouse Group PLC (CPW). McGeehan will oversee the rollout of Best Buy Mobile across North America and internationally; he also will play a key leadership role in the enterprise’s international expansion. McGeehan began his career with Best Buy as a sales associate and advanced through the retail organization with expanding responsibilities, including roles as general manager, district manager, regional manager and regional vice president. In 2002, McGeehan was named senior vice president, overseeing stores in the eastern half of the United States, and was appointed executive vice president, Retail Sales, in 2005.  In his new role, McGeehan will report to Robert Willett, chief executive officer of Best Buy International and chief information officer.

“Tim’s new position demonstrates the importance of our strategic relationship with CPW, and the growth opportunities we see in the connected technology world. The focus, energy and drive demonstrated by Tim as we grew our U.S. retail business will serve us well as we increase the pace of our transformation in wireless and work toward a vision of being the first choice for customers around the globe in this increasingly connected world,” said Willett.

Ballard Assumes Leadership of U.S. Retail Stores and Other Customer Channels

With McGeehan’s move to an enterprise role, Shari Ballard assumes responsibility for the 872 Best Buy stores in the United States, including territory, district staff and store personnel, as well as customer research and development, including Best Buy’s lab stores.  In her new position as executive vice president, Retail Channel Management, Ballard, age 41, will focus her energies on deepening customer relationships and better utilizing the full range of talent and resources that reside within the company’s U.S. retail stores.  Ballard, who has been with Best Buy since joining in 1993 as an assistant store manager, continues to have oversight for U.S. Web sites and Customer Care, including the call centers, duties she has held since August 2006. In addition, Ballard relinquishes her role overseeing Best Buy’s human resources and legal teams, a responsibility she has held since 2004.  Executive leadership for the HR function will be announced in the near future. Best Buy’s legal function will continue to report to Joe Joyce, senior vice president, general counsel and assistant secretary. In her new position, Ballard reports to Dunn.

“Shari has a compelling point of view about how we grow our business, community by community, store by store. Her passion and deep understanding of the retail business are critically important as we further explore how we build deep and lasting relationships with our customers. Whether it’s in person, on the phone or online, we want our customers to know that we are creating solutions just for them. We are organizing our business in a way that’s intuitive to our customers,” said Dunn.

Layden Named COO of International Unit

Kevin Layden, president and chief operating officer of Best Buy Canada, Ltd., will become chief operating officer of Best Buy International, the strategic business unit focused on the enterprise’s growth outside of the United States.  In his new role, Layden, age 47, will provide the operational leadership for the company as it continues to grow its presence in Canada and China and prepares to expand into Turkey and Mexico. The top executives from each country in which Best Buy operates outside the U.S. will report to Layden. Layden joined Best Buy Canada (then Future Shop, Ltd.) in 1997.  Since then he has played a major role in executing the company’s successful dual-brand strategy in Canada and growing the company’s operating profits.  Previously, Layden had a 17-year career with Circuit City Stores, Inc. in the United States. Layden is the chair of the Retail Council of Canada and serves on the boards of the Business Council of British Columbia and Tree Island Industries. Layden’s new role will be effective Jan. 4, 2008; he will continue to report to Willett.

“Our operations in Canada are on a sound strategic course with solid momentum thanks to Kevin’s leadership,” said Willett.  “He helped architect our dual-brand approach in Canada and re-energized the Canadian team’s dedication to understanding the unique customers served by its distinct brands – and how to grow both.  The lessons learned along the way will serve him well as we plan our entry into other countries.”

The company said that Mike Pratt, age 40, will become president of Best Buy Canada, Ltd., with oversight of all Canadian operations, including the Future Shop and Best Buy stores, effective Jan. 4, 2008. Formerly senior vice president for Best Buy Canada, Pratt played an instrumental role in managing Best Buy Canada’s rapid and successful growth and expansion. Pratt and the Best Buy Canada team created unprecedented market share and growth for the operation, starting with eight locations in the greater Toronto area in 2002 to 48 stores today in Alberta, British Columbia, Manitoba, Ontario, Quebec and Saskatchewan. Pratt has held numerous roles in his 17 years with Future Shop and Best Buy Canada, most recently responsible for Best Buy stores, marketing, advertising, store design and Canada’s Commercial Sales Group. Pratt continues to report to Layden.

David Berg, who was senior vice president and chief operating officer of Best Buy International, assumes responsibility as senior vice president, International Strategy and Corporate Development. Berg, age 46, is now responsible for the enterprise’s mergers and acquisition activities as well as the identification and evaluation of opportunities in new geographic markets. He continues to have overall responsibility for the company’s commercial office, including oversight of Best Buy’s relationship with Accenture as an information technology and human resources outsourced service provider.  In addition, he continues to be responsible for the function at Best Buy responsible for purchasing all of the company’s goods not for resale. An honors graduate of the University of Florida College of Law, Berg joined Best Buy in 2002 as vice president and associate general counsel. He played crucial roles in the company’s sale of its Musicland division, the development of its strategic relationship with Accenture, and its acquisition of a majority interest in Jiangsu Five Star Appliance.  In 2004, Berg was promoted to senior vice president, Strategic Alliances, where he focused on maximizing enterprise-wide strategic relationships with significant external parties. He was named senior vice president and chief operating officer of Best Buy International in 2006. Berg continues to report to Willett.

Wanta Joins as CIO, North America

The company also has announced the hiring of Rebecca Wanta as Best Buy’s chief information officer, North America. Wanta has over 25 years in the information technology field and brings expertise in infrastructure management, enterprise architecture and common services development that translate into solutions to help companies widen their competitive advantage. Most recently, Wanta was the global chief technology officer (CTO) for PepsiCo where she developed and commenced implementation of a multi-year technology strategy. Prior to that, she was the chief technology officer with the Feld Group, serving as the CTO for engagements with Southwest Airlines and Wellpoint. She also served as CTO at Wells Fargo, managing all enterprise-wide common services. Wanta holds a master’s degree in business administration in banking from Pacific Coast Banking School, University of Washington, and a second master’s degree in business administration with a concentration in management information systems from Golden Gate University. Wanta joins Best Buy on Oct. 19, 2007; she will report to Willett who retains his enterprise chief information officer role.

“Becky is a highly driven executive with a demonstrated track record in leveraging technology to its greatest advantage and transitioning organizations from technology-centered cultures to customer-centered cultures,” said Willett.

Forward-Looking and Cautionary Statements:

This news release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 as contained in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that reflect management’s current views and estimates regarding future market conditions, company performance and financial results, business prospects, new strategies, the competitive environment and other events. You can identify these statements by the fact that they use words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “project,” “plan,” “outlook,” and other words and terms of similar meaning. These statements involve a number of risks and uncertainties that could cause actual results to differ materially from the potential results discussed in the forward-looking statements. Among the factors that could cause actual results and outcomes to differ materially from those contained in such forward-looking statements are the following: general economic conditions, acquisitions and development of new businesses, divestitures, product availability, sales volumes, pricing actions and promotional activities of competitors, profit margins, weather, changes in law or regulations, foreign currency fluctuation, availability of suitable real estate locations, the company’s ability to react to a disaster recovery situation, and the impact of labor markets and new product introductions on overall profitability. A further list and description of these risks, uncertainties and other matters can be found in the company’s annual report and other reports filed from time to time with the Securities and Exchange Commission, including, but not limited to, Best Buy’s Annual Report on Form 10-K filed with the SEC on May 2, 2007. Best Buy cautions that the foregoing list of important factors is not complete and assumes no obligation to update any forward-looking statement that it may make.

About Best Buy Co., Inc.

Best Buy Co., Inc. (NYSE:BBY) operates a global portfolio of brands with a commitment to growth and innovation.  Our employees strive to provide customers around the world with superior experiences by responding to their unique needs and aspirations.  We sell consumer electronics, home-office products, entertainment software, appliances and related services through more than 1,200 retail stores across the United States, throughout Canada and in China. Our multi-channel operations include: Best Buy (BestBuy.com, BestBuy.ca and BestBuy.com.cn), Future Shop (FutureShop.ca), Geek Squad (GeekSquad.com and GeekSquad.ca), Pacific Sales Kitchen and Bath Centers (PacificSales.com), Magnolia Audio Video (Magnoliaav.com), Jiangsu Five Star Appliance Co. (Five-Star.cn) and Speakeasy (speakeasy.net). Best Buy supports the communities in which its employees work and live through volunteerism and grants that benefit children and education.

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